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Exhibit 23.


                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the prospectuses constituting part of the Registration Statements listed below of our reports dated February 11, 1997 relating to the Consolidated Financial Statements of USX Corporation, the Financial Statements of the Marathon Group, the Financial Statements of the U. S. Steel Group, and the Financial Statements of the Delhi Group, appearing on pages U-3, M-3, S-3 and D-3, respectively, of this Form 10-
K:

On Form S-3:             Relating to:

  File No.  33-34703     Marathon Group Dividend Reinvestment Plan
            33-43719     U. S. Steel Group Dividend Reinvestment Plan
            33-50191     USX Corporation Debt Securities, Preferred
                         Stock and Common Stock
            33-51621     USX Corporation Debt Securities, Preferred
                         Stock and Common Stock
            33-52937     USX Debt Securities
            33-56659     Marathon Group Common Stock
            33-57997     Marathon Group Dividend Reinvestment Plan
            33-60142     USX Corporation Debt Securities
            33-60172     U. S. Steel Group Dividend Reinvestment Plan


On Form S-8:             Relating to:

  File No.  33-6248      USX 1986 Stock Option Plan
            33-8669      Marathon Oil Company Thrift Plan
            33-38025     USX 1990 Stock Plan
            33-41864     USX 1990 Stock Plan
            33-52921     USX 1990 Stock Plan
            33-48116     Parity Investment Bonus
            33-54333     Parity Investment Bonus
            33-60667     Parity Investment Bonus
            33-54760     Thrift Plan for Employees of Delhi Gas
                         Pipeline Corporation
            33-56828     Marathon Oil Company Thrift Plan
            33-52917     USX Savings Plan
            333-00429    USX Savings Fund Plan



                                 PRICE WATERHOUSE LLP



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Pittsburgh, PA  15219-2794
March 7, 1997